Exhibit 99.1
N E W S R E L E A S E

MEDIA CONTACT
Amy Baker
VP, Corporate Communications and Marketing
MVB Bank
abaker@mvbbanking.com
(304) 288-9540

INVESTOR RELATIONS
Marcie Lipscomb
mlipscomb@mvbbanking.com
(844) 682-2265

MVB Financial to Present at Centri Capital Conference
FAIRMONT, W.Va. (April 1, 2026) – MVB Financial Corp. (Nasdaq: MVBF) (“MVB,” “MVB Financial”), the parent holding company for MVB Bank, will be part of the diverse lineup of exciting and disruptive presenting companies at the Centri Capital Conference at Nasdaq in New York City on Tuesday, April 14.

Larry F. Mazza, MVB Chief Executive Officer and President, and Michael Sumbs, MVB Chief Financial Officer, will participate in a fireside chat from 9:30-9:55 a.m. April 14. For those joining the conference in-person, Mazza will also participate in a panel discussion from 4:45 to 5:30 p.m.

A live webcast of the fireside chat will be available here:
https://event.summitcast.com/view/KrjsLipAGeqbsaZrYptLHv/LKFHwSujzEAQ6EVaNtCC5v. The link will also be on MVB’s investor relations website at https://ir.mvbbanking.com (under Events and Presentations section). An archived replay of the audio from the webcast will be available following the event.

The Centri Capital Conference will gather attendees from across the capital markets ecosystem and investment community, including investment bankers, private equity investors, family offices and high-net-worth individuals. The highly anticipated conference will feature company presentations and fireside chats, facilitated investor 1:1 meetings and panel discussions featuring insights from thought leaders in the capital markets space.

For more information about the Centri Capital Conference visit: www.CentriConsulting.com/capital-conference

About MVB Financial Corp.
MVB Financial Corp. (Nasdaq: MVBF) is an innovative bank powering Fintech solutions in payments, card issuance, sponsorship lending and online gaming programs for leading Fintech companies nationwide, while providing traditional retail and commercial banking services within established markets. MVB’s comprehensive platform includes money movement solutions across all modalities and embedded finance capabilities. MVB combines proven Fintech builder/incubator capabilities, innovative culture, regulatory expertise, core banking and AI-driven operational efficiency to enable Fintech partners to navigate complex regulatory requirements while accelerating time-to-market. For more information about MVB, please visit http://ir.mvbbanking.com.

About Centri Business Consulting, LLC
Centri Business Consulting provides the highest quality advisory consulting services to its clients by being reliable and responsive to their needs. Centri provides companies with the expertise they need to meet their reporting demands. Centri specializes in financial reporting, internal controls, technical accounting research, valuation, mergers & acquisitions, and tax, CFO and HR advisory services for companies of various sizes and industries. From complex technical accounting transactions to monthly financial reporting, our professionals can offer any organization specialized expertise and multilayered skillsets to ensure the project is completed timely and accurately.

Forward-looking Statements
MVB Financial has made forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, in this press release that are intended to be covered by the protections provided under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations about the future and are subject to risks and uncertainties. Forward-looking statements include, without limitation, information concerning possible or assumed future results of operations of the Company and its subsidiaries. Forward-looking statements can be identified by the use of words such as “may,” “could,” “should,” “would,” “will,” “plans,” “believes,” “estimates,” “expects,” “anticipates,” “intends,” “continues” or the negative of those terms or similar expressions. Note that many factors could affect the future financial results of the Company and its subsidiaries, both individually and collectively, and could cause those results to differ materially from those expressed in forward-looking statements. Therefore, undue reliance should not be placed upon any forward-looking statements. Those factors include but are not limited to: market, economic, operational, liquidity and credit risk; changes in market interest rates; inability to successfully execute business plans, including strategies related to investments in Fintech companies; competition; unforeseen events, such as pandemics or natural disasters, and any governmental or societal responses thereto; changes in economic, business and political conditions, including, without limitation, the imposition of international trade policies and any retaliatory responses thereto; changes in demand for loan products and deposit flow; changes in deposit classifications; operational risks and risk management failures; and government regulation and supervision. Additional factors that may cause actual results to differ materially from those described in the forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, as well as its other filings with the Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www.sec.gov. Except as required by law, the Company disclaims any obligation to update, revise or correct any forward-looking statements.

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